SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

         Date of Report (Date of Earliest Event Reported): July 20, 2005
                                                           -------------

                             ARETE INDUSTRIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             Colorado                 33-16820-D               84-1508638
     ---------------------------     ------------         -------------------
    (State or other jurisdiction     (Commission           (I.R.S.  Employer
          of incorporation)          File Number)          Identification No.)


      7102 La Vista Place Suite 100, Niwot, Colorado              80503
    ------------------------------------------------------------------------
          (Address of Principal Executive Offices)              (Zip Code)


        Registrant's telephone number including area code: (303) 652-3113
                                                           --------------

                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report):


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)]
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)]

Item 1.01 Entry Into a Material Definitive Agreement

Acquisition by Subsidiary of Certain Working Interests

July 14, 2005 Colorado Oil & Gas, Inc. (COG) a majority owned subsidiary of Arete Industries, Inc. ,announced that it had purchased five working interests in producing wells in Roger Mills county and Beckham county, Oklahoma for cash and stock of COG. The operator of the property is Chesapeake Exploration Limited Partnership and Chesapeake Operating, Inc. and COG will have current production and cash flow from the purchase.

The disclosure under this Item 1.01 provides summary information of the definitive Agreement as specified in the required disclosure under Item 1.01 of Form 8-K promulgated by the Securities and Exchange Commission, and is the copy of the definitive Working Interest Purchase and Sale Agreement has been has been submitted by Registrant as Exhibit 10.1 hereto.

Item 8.01.  Other Events.

On July 14, 2005, Arete Industries, Inc. issued a Press Release disclosing that it has entered into an Agreement to purchase the Working Interests described in Item1.01 of this Current Report. A copy of this press release is attached as
Exhibit 99.1 hereto. The reader is advised to read this press release in its entirety.

                                    SIGNATURE

Pursuant to the requirements of Section 13 or 15(a) of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ARETE INDUSTRIES, INC.

Date:    July 20, 2005                       By:   /s/ Charles B. Gamber
                                             -------------------------
                                             Charles B. Gamber
                                             Chief Executive Officer, and
                                             Chairman of the Board of Directors



                                  EXHIBIT INDEX


      Exhibit Number                Description
      --------------                -----------------------------------------

         10.1 Mineral Interest Purchase Agreement dated June 24, 2005 and Schedules

         99.1                       Press Release dated June 24, 2005.